MERRILL LYNCH INDEX FUNDS, INC.

                    Supplement dated March 28, 2006 to the
                          Prospectus dated April 28, 2005


Effective immediately, the following changes will be made to the Prospectus of Merrill Lynch Index Funds, Inc. (the "Fund").

The section captioned "About the Portfolio Manager" appearing on page 16 of the Fund's Prospectus is amended as follows:

The description of the Fund's portfolio management team is deleted and the following description is inserted below the heading:

The S&P 500 Index Fund, International Index Fund and Small Cap Index Fund are managed by Jeffery L. Russo and Debra L. Jelilian, members of the Investment Adviser's Quantitative Index Management Team.


In addition, the section captioned "Management of the Fund - Fund Asset Management" appearing on page 42 of the Fund's Prospectus is amended as follows:

The description of the portfolio management team of S&P 500 Index Fund, International Index Fund and Small Cap Index Fund appearing on p. 43 is deleted and replaced with the following description:

S&P 500 Index Fund, International Index Fund and Small Cap Index Fund

Each Fund is managed by Jeffrey L. Russo, CFA and Debra L. Jelilian, who are members of the Investment Adviser's Quantitative Index Management
Team. Mr. Russo and Ms. Jelilian are jointly and primarily responsible for the day to day management of each Fund's portfolio and the selection of each Fund's investments. Mr. Russo has been a Director of the MLIM since 2004, and was a Vice President thereof from 1999 to 2004. He has been a member of the Funds' management team since 2000. Mr. Russo has ten years' experience as a portfolio manager and trader. Ms. Jelilian has been a Director of MLIM since 1999, and has been a member of the Funds' management team since 2000. Ms. Jelilian has thirteen years' experience in investing and in managing index investments.







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